November 4, 2010 Prudential Financial, Inc. Prudential Financial, Inc. 1 Exhibit 99.1

Forward-Looking Statements;
Risk Factors

Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of
1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “outlook,” “assumptions,” “guidance,” “estimates,” “projects,” “considerations,”
“potential,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations, estimates or projections reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies  we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-
performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the recently enacted Dodd-Frank Wall Street Reform and Consumer
Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life;
(22) ineffectiveness of risk management policies and procedures in identifying,  monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions, including risks associated with the proposed acquisition of certain insurance operations of American International Group, Inc. in Japan; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business.  Prudential Financial, Inc. does not intend, and is under no obligation to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for discussion of certain risks relating to our businesses and investment in our securities.

Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Non–GAAP Measures

This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our Financial Services
Businesses.  We amended our definition of adjusted operating income effective for the quarter ended September 30, 2010; the amendment is discussed in our Current
Report on Form 8-K filed on November 3, 2010, including a presentation of adjusted operating income in prior periods to conform to the new definition and a reconciliation of adjusted operating income to the comparable GAAP measure.  Information presented herein is on the basis of the amended definition.
Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Under the revised definition, adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities related to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders.
Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the
Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and accumulated other comprehensive income related to pension and postretirement benefits.
Our guidance for Common Stock earnings per share and ROE are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that are expected to ultimately accrue to contractholders, we cannot provide a measure of our Common
Stock earnings per share or ROE expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended
December 31, 2009, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, and our Current Report on Form 8-K filed on November 3, 2010 located on the
Investor Relations Web site at www.investor.prudential.com.  Additional historical information relating to the Company’s financial performance, including its third quarter
2010 Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended
December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, should be considered by readers when reviewing forward-looking statements contained in this presentation.

November 4, 2010 Prudential Financial, Inc. Prudential Financial, Inc. 4

RICH CARBONE
RICH CARBONE
EXECUTIVE VICE PRESIDENT AND
EXECUTIVE VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
CHIEF FINANCIAL OFFICER
PRUDENTIAL FINANCIAL, INC.
PRUDENTIAL FINANCIAL, INC.
FINANCIAL OUTLOOK
FINANCIAL OUTLOOK

- Estimated 2010 Baseline FSB Earnings
- 2011 FSB Business Growth Outlook
- 2011 Ending S&P 500 level of 1,270; Average approximately 1,220
- US Dollar @ 92 Yen and 1,190 Won
- 27.0% Effective Tax Rate
- Capital Capacity and Liquidity Cushion
- Star/Edison Acquisition is consummated in 1Q 2011: Integration costs partially offset by initial earnings contribution
- Star/Edison Acquisition is financed with $2.2 billion of On-Balance Sheet Capital; $1 billion equity and $1 billion debt issuances
- Continued low interest rate environment is factored into EPS range

Prudential

Assumptions for 2011 Outlook (1) 1) Financial Services Businesses. 6

2011 FSB Earnings Guidance (1)

2010
Projected
2011
Baseline
(excluding
Acquisition)
$6.15- $6.55
Domestic Business
- Business Growth
- Market Appreciation
- Average Claims Experience
-Business growth driven by
protection & retirement products
-Expanding Distribution
-Yen strengthening
2011
(with Star/Edison
excluding
One-Time Costs)
$5.85 - $6.25
2010
Baseline
Estimate
Unusual /
Non-Recurring
Items
$5.80 - $5.90
$5.35 - $5.45
Full Year
Star/Edison, net of
Financing Costs (2)
2011
Guidance
Star/Edison
One-Time
Costs (4)
$5.60- $6.00
Adjustment
for 8 month
ownership (3)
1) FSB Earnings per share on an Adjusted Operating Income basis (see page 3 for definition of AOI). All information presented is on the basis of the amended definition of adjusted operating income described in our Current Report on Form 8-K filed on November 3, 2010.
2) Includes annualized 2011 Star/Edison earnings and synergies, net of financing costs and impact of dilution from the share issuance.
3) Reduction to 2011 earnings to reflect estimated 8 months of ownership of Star/Edison.
4) One-Time Costs include both Integration and transaction costs related to the acquisition of Star/Edison.
International Businesses

($ in Billions)	12/ 31/2009 Actual	12/ 31/2010 Projected	12/ 31/2010 Projected Including Star/Edison and Financing
Required Capital(1)	Approximately $30.0	$32.7 – $33.2	$36.9 – $37.4
Attributed Equity(2)	25.4	28.5	29.5
Capital Debt and Hybrids Outstanding	8.5	8.7	9.7
Total Capital Outstanding	33.9	37.2	39.2
Net on Balance Sheet Capital Capacity(3)	$3.5 – $4.0	$4.0 – $4.5	$1.8 – $2.3

Debt to Capital Ratio(4)	22%	22%	24%
Prudential Insurance RBC(5)	577%	>400%	>400%
POJ Solvency Margin Ratio(6)	1263%	>1000%	>1000%
Gibraltar Solvency Margin Ratio(6)	1136%	>1000%	>1000%
Prudential Financial, Inc. Net Cash(7)	~$3.0	$4.0 - $4.5	$2.5 - $3.0

Prudential

2010 Capital and Liquidity Projection –
Financial Services Businesses (“FSB”)

1) Required Capital represents the amount of GAAP capital necessary to support business risk at an A rating at Prudential Financial Inc. (“PFI”) and AA rating at the operating entities.  Required Capital pro forma for Star/Edison assumes repayment of the assumed debt associated with the Star/Edison acquisition using excess capital within the acquired entities.
2) Excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension and postretirement benefits.
3) Based on assumed Risk Based Capital (“RBC”) of 400% for Prudential Insurance.
4) For the purposes of calculating this ratio hybrids are considered 25% debt and 75% equity at December 31, 2009 and 25% equity and 75% debt at December 31, 2010.
5) The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
6) 2009 actual ratio is as of 3/31/10.
7) Net cash includes cash, cash equivalents, and short-term investments, reduced by commercial paper borrowings and an intra-company liquidity account at PFI, the parent holding company.

Considerations for Long Term ROE (1)
• Superior Business Mix
• Business Growth
• 8% S&P Growth
• Current Forward Curve for Interest Rates
• US Dollar @ 82 Yen and 1,190 Won
• Capital Deployment
• Capital Capacity and Liquidity Cushion
• Leverage
• Regulatory Reform
1) Financial Services Businesses.

Superior Mix of High Quality Businesses-
Enhanced by Star/Edison Acquisition (1)
1) Business unit ROE’s are unlevered and are based on FSB effective tax rate applicable to Adjusted Operating Income.
2) Projected attributed equity of Financial Services Businesses as of December 31, 2010, excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/ postretirement benefits, adjusted to give pro-forma effect to Star/Edison acquisition and expected financing thereof;
excludes Corporate and Other.
3) Includes Corporate & Other results, including costs of Capital Debt.
4) Includes Star Edison.
2010 PROJECTED ATTRIBUTED 2010 PROJECTED ATTRIBUTED
EQUITY EQUITY
PRO FORMA FOR STAR/EDISON PRO FORMA FOR STAR/EDISON
$28.7 BILLION $28.7 BILLION
(2) (2)
Individual Life &
Group Ins
2010 Baseline ROE
10% - 11%
Annuities,
Retirement & Asset
Mgmt
2010 Baseline ROE
11% - 12%
International
Insurance
2010 Baseline ROE
19% - 20%
FINANCIAL SERVICES FINANCIAL SERVICES
BUSINESSES BUSINESSES
2010 BASELINE ROE 2010 BASELINE ROE
~10% ~10%
(3) (3)
FINANCIAL FINANCIAL
SERVICES SERVICES
BUSINESSES BUSINESSES
2013 ROE POTENTIAL 2013 ROE POTENTIAL

Individual Life &
Group Ins
2013 ROE Potential
12% - 13%
Annuities,
Retirement & Asset
Mgmt
2013 ROE Potential
14% - 15%
International
Insurance
2013 ROE Potential
17% - 18%
(4) (4)
Annuities
19%
Asset
Management
7%
International
Insurance
41%
Group
Insurance
8%
Individual
Life
8%
Retirement
14%
International
Investments
3%
13% - 14%
(3)

Return on Equity (%)
2010
Projected
9.5% to 10.5%
Unusual/
Non-Recurring
Items
2010
Baseline
9% to 10%
Assumes 8% S&P Appreciation
Higher margins
Business growth
Lower capital needs
Capital
Generation
& Deployment
Star / Edison
Acquisition
2013
Target
13% to14%
Star/Edison ROE
Contribution Potential (2)
2013
12%+
2014
14%+
2015
15%+

Prudential

11 Business Plan for ROE Growth: 2010 – 2013 (1) 1) Financial Services Businesses. 2) Star/Edison Deal ROE is calculated assuming 25% leverage and includes one-time costs in Required Equity.

November 4, 2010 Prudential Financial, Inc. Prudential Financial, Inc. Questions and Answers Questions and Answers 12